Sent via Electronic Delivery to: Kent.Yee@dxpe.com

December 10, 2021

Mr. Kent Yee
Senior Vice President
and Chief Financial Officer
DXP Enterprises, Inc.
5301 Hollister Street
Houston, TX 77040

Re: DXP Enterprises, Inc. (the “Company”) Nasdaq Symbol: DXPE

Dear Mr. Yee:

On November 16, 2021, Staff notified the Company that it no longer met the periodic filing requirement for The Nasdaq Stock Market under Listing Rule 5250(c)(1). Based on the December 9, 2021, filing of the Company’s Form 10-Q for the period ended September 30, 2021, Staff has determined that the Company complies with the Rule. Accordingly, this matter is now closed.

If you have any questions, please contact me, at +1 301 978 8072. Sincerely,

Rachel Scherr
Associate Director
Nasdaq Listing Qualifications